AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                       INNOVATIVE CLINICAL SOLUTIONS, LTD.

                                    ARTICLE I

                                     Offices

         The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

         The corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time appoint or the business of the corporation may require.


ARTICLE II

Meetings of Stockholders

         Section 1. Place of Meetings. All meetings of stockholders for any purpose shall be held at such place, within or without the State of Delaware, as shall be designated by the Board of Directors or the Chairman of the Board and stated in the notice of the meeting.

         Section 2. Annual Meeting. An annual meeting of the stockholders of the corporation, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as shall be fixed from time to time by the Board of Directors and stated in the notice of the meeting.

         Section 3. Special Meetings. Special meetings of the stockholders may be called by the Chairman of the Board, by order of the Board of Directors or at the request of holders of not less than twenty-five percent (25%) of the Company's securities entitled to vote at such special meeting. Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

         Section 4. Notice of Meeting. Notice of the time and place of holding each annual meeting and each special meeting of stockholders shall be given by the Secretary, not less than ten nor more than sixty days before the meeting, to each stockholder of record entitled to vote at such meeting. Notices of all meetings of stockholders shall state the purposes for which the meetings are held.

         Section 5. List of Stockholders. At least ten days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary, who shall have charge of the stock ledger. Such list shall be open for said ten days to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, either at a place specified in the notice of the meeting (which place shall be within the city where the meeting is to be held) or, if no such other place has been so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

         Section 6. Quorum. At any meeting of stockholders, the holders of issued and outstanding shares of capital stock which represent a majority of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. Unless the adjournment is for more than thirty days or a new record date is fixed for the adjourned meeting, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

         Section 7. Voting. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting. When a quorum is present at any meeting, action of the stockholders on any matter properly brought before a meeting shall require, and may be effected by the affirmative vote of the holders of a majority of the stock present or represented and entitled to vote and voting on such matter; except where a different vote is required by an express provision of law, the Certificate of Incorporation or these By-laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such an election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

         Section 8. Fixing of Record Date. (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which shall not precede the date such record date is fixed and shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which
                                        2
notice is given. The record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 9. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in the By-laws and the Certificate of Incorporation shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or
(b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 9. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Director of the corporation unless nominated in accordance with the procedures set forth in this By-law. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 9, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

         Section 10.  Notice of Business.  At any meeting of the  stockholders,
         -----------  ------------------
only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 10, who shall be entitled to

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


vote at such meeting and who complies with the notice procedures set forth in this Section 10. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.


                                   ARTICLE III


                                    Directors

         Section 1. Directors and Their Terms of Office.  There shall be a Board
         ---------  ------------------------------------
of Directors consisting of not less than three nor more than fifteen persons, the exact number of Directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these By-laws as then in effect. The Directors shall, except as otherwise provided in
Section 3 of this Article, be elected in the manner provided in the Certificate of Incorporation at the annual meeting or at any meeting of the stockholders held in lieu of such annual meeting, which meeting, for the purposes of these By-laws, shall be deemed the annual meeting, and each Director so elected shall hold office until his successor is elected and qualified. A Director need not be a stockholder. Within the limits above specified, the number of Directors may at any time be increased or decreased by vote of the Directors at any meeting of the Directors provided that no decrease in the number of Directors shall affect the term of any Director in office.

         Section 2. Powers of Directors.  The affairs,  property and business of
         ---------- --------------------
the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or these By-laws directed or required to be exercised or done by the stockholders.

         Section 3. Vacancies.  If any vacancies occur in the Board of Directors
         ---------- ---------
caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, or any new Directorship is created by any increase in the authorized number of Directors, Directors to fill the vacancy or vacancies or to fill the newly created Directorship may be elected solely by a majority vote of the Directors then in office, whether or not a quorum, at any meeting of the Board. The Directors chosen to fill the vacancy or vacancies in the Board of Directors shall serve for the remainder of the term of the Director who resigned or retired or who was disqualified or removed. The Directors chosen to fill newly created Directorships shall hold office until their successors, if any, are duly elected and qualified.

         Section 4. Annual Meeting of Directors. The first meeting of each newly
         ---------  ----------------------------
elected board may be held without notice immediately after an annual meeting of stockholders (or a special meeting of stockholders held in lieu of an annual meeting) at the same Place as that at which such meeting of stockholders was held; or such first meeting may be held at such place (within or without the State of Delaware) and time as shall be fixed by the consent in writing of all the Directors, or may be called in the manner hereinafter provided with respect to the call of special meetings.

         Section 5. Regular Meetings of Directors. Regular meetings of the Board
         ---------- -----------------------------
of Directors may be held at such times and at such place or places (within or without the State of Delaware) as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting and a notice, if given, need not specify the purposes thereof.

         Section 6. Special Meetings of Directors. Special meetings of the Board
         ---------- -----------------------------
of Directors may be called at any time by or under the authority of the Chairman of the Board and shall be called by him or by the Secretary on written request of any two Directors or, if they fail to do so, by two Directors in the name of the Secretary, to be held in each instance at such place (within or without the State of Delaware) as the person calling the meeting may designate in the call thereof. Notice of each special meeting of the Board of Directors, stating the time and place thereof, shall be given to each Director by the Secretary, not less than twenty-four hours before the meeting. Such notice need not specify the purposes of the meeting.

         Section 7. Quorum;  Voting.  At any meeting of the Board of Directors a
         ---------  ----------------
majority of the number of Directors required to constitute a full Board of Directors, as fixed in or determined pursuant to these By-laws as then in effect, shall constitute a quorum for the transaction of business, but if a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Except as otherwise provided by law or by the Certificate of Incorporation or by the By-laws, the affirmative vote of at least a majority of the Directors present at a meeting at which there is a quorum shall be the act of the Board of Directors.

         Section 8.  Meetings by Telephone. Members of the Board of Directors or
         ----------  ----------------------
of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         Section 9. Action Without Meeting.  Unless otherwise  restricted by the
         --------- -----------------------
Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

         Section 10. Compensation.  By resolution of the Board of Directors, the
         ----------- --------------
Directors, as such, may receive stated salaries for their services, and may be allowed a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors. Members of committees may also be allowed a fixed sum and expenses of attendance, if any, for attending committee meetings. Nothing herein contained shall preclude any Director from serving the corporation in any other capacity and receiving compensation for such services.


                                   ARTICLE IV


                         Executive and Other Committees

         The Board of Directors, by the affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these By-laws as then in effect, may designate two or more of its members to constitute an Executive Committee, which committee shall, when the Board of Directors is not in session, have and may exercise, to the extent provided by resolution of the Board of Directors, from time to time, all the powers of the Board of Directors (including all action which may be taken by the Board of Directors as by law, by the Certificate of Incorporation or by the By-laws provided) insofar as such powers may be lawfully delegated, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it.

         The Board of Directors, by the affirmative vote of a majority of the number of Directors required at the time to constitute a full board as fixed in or determined pursuant to these By-laws as then in effect, may also appoint other committees, the members of which may, but need not, be Directors, the number composing such committees, not less than two, and the powers (to be advisory only if all the members are not Directors) conferred upon them to be determined by resolution of the Board of Directors.

         No committee shall have power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-laws; and unless the resolution shall expressly so provide, no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         Vacancies in the membership of committees shall be filled by the Board of Directors at a regular meeting or at a special meeting.

         At any meeting of any committee a majority of the whole committee shall constitute a quorum and except as otherwise provided by statute or by the Certificate of Incorporation or by the By-laws the affirmative vote of at least a majority of the members present at a meeting at which there is a quorum shall be the act of the committee.

         The Secretary of the corporation, or in his absence, an Assistant Secretary, or other person designated by a committee, shall act as secretary of such committee.

         The Executive Committee and each of the other committees, except as otherwise provided by resolution of the Board of Directors, shall fix the time and place of its meetings within or without the State of Delaware, shall adopt its own rules and procedures, and shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.


                                    ARTICLE V


                                    Officers

         Section 1. Officers and Their Election, Term of Office and Vacancies.
         ---------- ---------------------------------------------------------
The officers of the corporation shall be a Chairman of the Board, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers as the Board of Directors may from time to time determine and elect or appoint. All officers shall be elected annually by the Board of Directors at their first meeting following the annual meeting of stockholders or any special meeting held in lieu thereof and shall hold office until their successors are duly elected and qualified. The Chairman of the Board must be a Director. All other officers may, but need not be, members of the Board of Directors. Two or more offices may be held by the same person. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. If any vacancy shall occur among the officers, it shall be filled by the Board of Directors.

         Section 2.  Chairman of the Board.  The  Chairman of the Board shall be
         ----------  ---------------------
selected by the Board of Directors and shall have such duties and responsibilities as determined by the Board of Directors, subject to the supervision and control of the Board of Directors and such limitations as the Board of Directors may from time to time impose. The Chairman of the Board when present shall preside at all meetings of the stockholders and of the Directors. It shall be his duty and he shall have the power to see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board shall perform such additional duties and have such additional powers as the Directors shall designate. In the absence or disability of the Chairman of the Board, his powers and duties shall be performed by such officer of the corporation as the Board of Directors shall designate.

         Section  3.  President.  Unless  otherwise  determined  by the Board of
         ----------   ---------
Directors, the President shall have full control and responsibility for the operations of the corporation. The President, at the request of the Board of Directors, as soon as reasonably possible after the close of each fiscal year, shall submit to the Board of Directors a report of the operations of the corporation for such year and a statement of its affairs and shall from time to time report to the Board of Directors all matters within his knowledge which the interests of the corporation may require to be brought to its notice. The President shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

         Section  4.  Vice  Presidents.  In the  absence  or  disability  of the
         -----------  ----------------
President, his or her powers and duties shall be performed by the Vice President, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each Vice President shall have such other powers and perform such other duties as the Board of Directors shall from time to time designate.

         Section  5.  Treasurer.  The  Treasurer  shall  keep full and  accurate
         -----------  ----------
accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositaries as shall be designated by the Board of Directors or in the absence of such designation in such depositaries as he shall from time to time deem proper. He or she shall disburse the funds of the corporation as shall be ordered by the Board of Directors, taking proper vouchers for such disbursements. He or she shall promptly render to the President and to the Board of Directors such statements of his transactions and accounts as the President and Board of Directors respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Board of Directors may designate.

         Section 6.  Assistant  Treasurers.  In the absence or disability of the
         ----------  ---------------------

Treasurer, his or her powers and duties shall be performed by the Assistant Treasurer, if only one, or if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Treasurer shall have such other powers and perform such other duties as the Board of Directors shall from time to time designate.

         Section 7. Secretary. The Secretary shall issue notices of all meetings
         ---------- ---------
of stockholders and Directors and of the executive and other committees where notices of such meetings are required by law or these By-laws. He or she shall keep the minutes of meetings of stockholders and of the Board of Directors and of the executive and other committees, respectively, unless such committees appoint their own respective secretaries and be responsible for the custody thereof. Unless the Board of Directors shall appoint a transfer agent and/or registrar, the Secretary shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers. He or she shall sign such instruments as require his signature and shall perform such other duties and shall have such powers as the Board of Directors shall designate from time to time, in all cases subject to the control of the Board of Directors. The Secretary shall have custody of the corporate seal, shall affix and attest such seal on all documents whose execution under seal is duly authorized. In his or her absence at any meeting, an Assistant Secretary or the Secretary pro tempore shall perform his duties thereat.

         Section 8. Assistant  Secretaries.  In the absence or disability of the
         ---------- ----------------------
Secretary, his or her powers and duties shall be performed by the Assistant Secretary, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Secretary shall have such powers and perform such other duties as the Board of Directors shall from time to time designate.

         Section 9.  Salaries.  The  salaries of officers, agents and employees
         ---------   --------
shall be fixed from time to time by or under authority from the Board of Directors.


                                   ARTICLE VI


                            Resignations and Removals

         Section 1. Officers,  Agents, Employees and Members of Committees.  Any
         ---------- ------------------------------------------------------
officer, agent or employee of the corporation may resign at any time by giving written notice to the Board of Directors or to the Chairman of the Board or to the Secretary of the corporation, and any member of any committee may resign by giving written notice either as aforesaid or to the committee of which he is a member or to the chairman thereof. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The Board of Directors may at any time, with or without cause, remove from office or discharge or terminate the employment of any officer, agent, employee or member of any committee.

         Section 2. Directors. Any Director of the corporation may resign at any
         ---------  ---------

time by giving written notice to the Board of Directors or to the Chairman of the Board or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or if the time be not specified, upon receipt thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective and each Director so chosen shall hold office as provided in these By-laws in the filling of other vacancies. The stockholders of the corporation entitled to vote upon the election of Directors may, at any time and in accordance with the Certificate of Incorporation, remove from office any one or more Directors only with cause upon the affirmative vote of a majority of the then outstanding shares of capital stock entitled to vote upon the election of Directors, and his successor or their successors shall be elected by the remaining Directors as provided in these By-laws and the Certificate of Incorporation in the filling of other vacancies. A Director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

                                   ARTICLE VII


                Indemnification of Directors, Officers and Others

         Section 1. The  corporation  shall  indemnify,  to the  fullest  extent
         ----------
permitted by the General Corporation Law of the State of Delaware as presently in effect or as hereafter amended:

                  (a) Subject to the provisions of Section 10, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the corporation (other than by action by or in the right of the corporation) by reason of the fact that he is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his conduct was unlawful.

                  (b) Any  person who was or is a party or is  threatened  to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a Director or officer of the corporation, or is or was serving at the request of the corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 2. The Board of Directors, in its discretion, may authorize the
         ---------
corporation to indemnify to the fullest extent permitted by the General Corporation Law of the State of Delaware (as presently in effect or as hereafter amended):

                  (a) Subject to the provisions of Section 10, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such suit, action or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his conduct was unlawful.

                  (b) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 3. Any indemnification  under this Article VII (unless required
         ---------
by law or ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this
Article VII. Such determination shall be made (i) by the Board of Directors by a majority vote of Directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders of the corporation.

         Section 4.  Expenses  incurred by a Director or officer in  defending a
         ---------
civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VII. Any advance under this Section 4 shall be made promptly, and in any event within ninety days, upon the written request of the person seeking the advance.

         Section 5. The indemnification and advancement of expenses provided by,
         ---------
or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified under this Article VII, may be entitled under any statute, By-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Each person who is or becomes a Director or officer as described in Section 1 shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article VII. All rights to indemnification under this
Article VII shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these By-laws and other relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         Section 6. The Board of Directors may at any time and from time to time
         ---------
cause the corporation to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of the State of Delaware (as presently in effect or hereafter amended), the Certificate of Incorporation of the corporation or these By-laws.

         Section 7. The corporation's  indemnification under Sections 1 and 2 of
         ---------
this Article VII of any person who is or was a Director, officer, employee or agent of the corporation, or is or was serving, at the request of the corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

         Section  8.  In  the  discretion  of  the  Board  of  Directors  of the
         ---------
corporation,   for  the  purposes  of  this  Article  VII,  references  to  "the corporation" may also include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a Director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, would stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such other constituent corporation if its separate existence had continued.

         Section 9. In addition to and without limiting the foregoing provisions
         ---------
of this Article VII and except to the extent otherwise required by law, any person seeking indemnification under or pursuant to Section 1 of this Article VII shall be deemed and presumed to have met the applicable standard of conduct set forth in Section 1 unless the contrary shall be established.

         Section 10.
         ----------

         (a) In addition to and without limiting the foregoing provisions of this Article VII and except to the extent otherwise required by law, (a) it shall be a condition of the corporation's obligation to indemnify under Sections l(a) and 2(a) of this Article VII (in addition to any other condition in these By-laws or by law provided or imposed) that the person asserting, or proposing to assert, the right to be indemnified, promptly after receipt of notice of commencement of any action, suit or proceeding in respect of which a claim for indemnification is or is to be made against the corporation, notify the corporation of the commencement of such action, suit or proceeding, including therewith a copy of all papers served and the name of counsel retained or to be retained by such person in connection with such action, suit or proceeding, and thereafter to keep the corporation timely and fully apprised of all developments and proceedings in connection with such action, suit or proceeding or as the corporation shall request, and (b) the fees and expenses of any counsel retained by a person asserting, or proposing to assert, the right to be indemnified under Section l(a) or 2(a) of this Article VII shall be at the expense of such person unless the counsel retained shall have been approved by the corporation in writing.

          (b) If a claim for indemnification or advancement of expenses under this Article VII is not paid in full by the corporation within 90 days after a written claim therefor has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim.

         Section 11. For  purposes of this  Article  VII,  references  to "other
         ---------
enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service by a Director or officer of the corporation which imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VII.

         Section 12. To the extent that a Director,  officer,  agent or employee
         ----------
of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or in Section 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 13. The  indemnification  and advancement of expenses  provided
         ----------
by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section  14.  If any  term  or  provision  of this  Article  VII or the
         -----------
application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Article VII or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Article VII shall be valid and enforced to the fullest extent permitted by law.


                                  ARTICLE VIII


                                  Capital Stock

         Section 1. Stock Certificates.  Each stockholder shall be entitled to a
         ---------  ------------------
certificate or certificates representing in the aggregate the shares owned by him and certifying the number and class thereof, which shall be in such form as this Board of Directors shall adopt. Each certificate of stock shall be signed by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 2. Transfer of Stock.  Shares of stock shall be transferable on
         ---------
the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

         Section 3. Holders of Record. Prior to due presentment for registration
         ---------
of transfer the corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

         Section 4. Transfer Agent and Registrar.  The Board of Directors may at
         ---------
any time appoint a transfer agent or agents and/or registrar or registrars for the transfer and/or registration of shares of stock.

         Section 5. Lost, Stolen, Destroyed or Mutilated Stock Certificates. The
         ---------
Board of Directors may direct a new stock certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, destroyed or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, destroyed or mutilated. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, destroyed or mutilated certificate or certificates or his legal representative, to (a) advertise the same in such manner as it shall require and/or (b) give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, destroyed or mutilated and/or (c) comply with any other reasonable requirements prescribed by the Board of Directors.


                                   ARTICLE IX


                        Securities of Other Corporations

         Subject to any limitations that may be imposed by the Board of Directors, the Chairman of the Board, the President or any person or persons authorized by the Board of Directors may in the name and on behalf of the corporation (i) act, or appoint any other person or persons (with or without powers of substitution) to act in the name and on behalf of the corporation (as proxy or otherwise), at any meeting of the holders of stock or other securities of any corporation or other organization, securities of which shall be held by this corporation, or (ii) express consent or dissent, as a holder of such securities, to corporate or other action by such other corporation or organization.

                                    ARTICLE X

                   Checks, Notes, Drafts and Other Instruments

         Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Board of Directors to sign the same. No officer or person shall sign any such instrument as aforesaid unless authorized by the Board of Directors to do so.

ARTICLE XI

                             Dividends and Reserves

         Section  1.  Dividends.  Dividends  upon the  capital  stock of the
         ----------   ---------
corporation may, subject to any provisions of the Certificate of Incorporation, be declared pursuant to law by the Board of Directors. Dividends may be paid in cash, in property or in shares of the capital stock.

         Section 2.  Reserves.  Before  payment of any dividend there may be set
         ----------  --------
aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.


                                   ARTICLE XII

                                 Corporate Seal

         The corporate seal shall be in such form as the Board of Directors may from time to time prescribe and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.


                                  ARTICLE XIII

                                   Fiscal Year

         The fiscal year of the corporation shall end on the 31st day of January of each year.


                                   ARTICLE XIV

                                Books and Records

         The books, accounts and records of the corporation, except as may be otherwise required by the laws of the State of Delaware, may be kept outside of the State of Delaware, at such place or places as the Board of Directors may from time to time appoint. Except as may otherwise be provided by law, the Board of Directors shall determine whether and to what extent the books, accounts, records and documents of the corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any book, account, record or document of the corporation, except as conferred by law or by resolution of the stockholders or Board of Directors.

                                   ARTICLE XV


                                     Notices

         Section 1. Manner of Giving of Notice.  Whenever  the  provisions  of a
         ---------- --------------------------
law, the Certificate of Incorporation, the By-laws or rules of a committee require notice to be given to any Director, officer, stockholder or member of a committee, they shall not be construed to mean only personal notice; such notice may be given by telegram or telecopier, or by depositing such notice in a post office or letter box or with an overnight courier, in a postpaid, sealed wrapper, addressed to such Director, officer, stockholder or member of a committee at his address as the same appears in the books or records of the corporation (unless he shall have filed with the Secretary a written request that notice intended for him be sent to some other address, in which case it shall be sent to the address designated in the most recent such request); and the time when such telegram shall be transmitted or notice deposited shall be deemed to be the time of the giving of such notice.

         Section 2. Waiver of Notice.  Whenever  notice is required by law,  the
         ---------- ----------------
Certificate of Incorporation, the By-laws, or as otherwise provided by law, a written waiver thereof, signed by the person entitled to notice, shall be deemed equivalent to notice, whether signed before or after the time required for such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors or members of a committee of directors need be specified in any written waiver of notice.


                                   ARTICLE XVI


                                  Separability

         If any term or provision of the By-laws, or the application thereof to any person or circumstance or period of time, shall to any extent be invalid or unenforceable, the remainder of the By-laws, or the application of such term or provision to persons or circumstances or periods of time other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of the By-laws shall be valid and enforced to the fullest extent permitted by law.

                                  ARTICLE XVII

                                   Amendments

         The By-laws may be made, altered or repealed by the stockholders in the manner provided in the Certificate of Incorporation, or by the Board of Directors, if such power is conferred by the Certificate of Incorporation, except that any By-law made by the stockholders may be altered or repealed only by the stockholders if such By-law expressly so provides.